                                                              EXHIBIT (a)(1)(B)

                             Letter of Transmittal
                       To Tender Shares of Common Stock
            (Including the Associated Common Stock Purchase Rights)
                                      of
                             Katy Industries, Inc.
                                      for
                          $8.00 Net Per Share in Cash
                     In Response to the Offer to Purchase
                             Dated April 25, 2001
                                      by
                         KKTY Holding Company, L.L.C.

                           NUMBER OF SHARES TENDERED
-------------------------------------------------------------------------------

  Name(s) and
Address(es) of
  Registered
   Holder(s)
(Please Fill in
  Exactly as
    Name(s)
 Appear(s) on
     Share         Share Certificate(s) and Share(s) Tendered
Certificate(s))      (Attach Additional List if Necessary)
---------------------------------------------------------------
                                        Shares
                       Share        Represented by     Number
                    Certificate          Share       of Shares
                    Number(s)*      Certificate(s)*  Tendered**
                                       ------------------------
                                       ------------------------
                                       ------------------------
                                       ------------------------
                                       ------------------------
                                       ------------------------
                   Total Shares
---------------------------------------------------------------

  * Need not be completed by stockholders who tender by Book-Entry Transfer (as defined below).
 ** Unless otherwise indicated, all Shares represented by certificates delivered to the Depositary will be deemed to have been tendered. See Instruction 4.

 THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON TUESDAY, JUNE 5, 2001, UNLESS THE OFFER IS EXTENDED.


   PLEASE READ THIS LETTER OF TRANSMITTAL CAREFULLY, INCLUDING THE INSTRUCTIONS. THIS LETTER OF TRANSMITTAL SHOULD BE PROMPTLY (i) COMPLETED PURSUANT TO THE INSTRUCTIONS, (ii) SIGNED IN THE SPACES PROVIDED AND (iii) HAND DELIVERED, TRANSMITTED VIA FACSIMILE OR MAILED BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED AND INSURED, TOGETHER WITH THE CERTIFICATES REPRESENTING ALL OF YOUR SHARES OF COMMON STOCK OF KATY INDUSTRIES, INC., YOU WISH TO TENDER TO:

                       The Depository for the Offer is:

                       LaSalle Bank National Association

    By Mail or Overnight
          Courier:                 By Facsimile Transmission:             By Hand in New York:

   LaSalle Bank National
         Association                     (312) 904-2236                   The Bank of New York
  135 South LaSalle Street                                               Ground Level -- 7E Window
         Room 1811               Confirm Facsimile by Telephone:             101 Barclay Street
     Chicago, IL 60603                    (312) 904-2458                     New York, NY 10286

        IF CERTIFICATES HAVE BEEN LOST OR DESTROYED, SEE INSTRUCTION 9.

   DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW.

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED

   This Letter of Transmittal is to be used to tender certificates ("Certificates") for Shares (as such term is defined below) of Katy Industries, Inc. (the "Company") by stockholders (the "Holders") of the Company in response to a solicitation of tenders by KKTY Holding Company, L.L.C. ("Purchaser"). It must be used whether Certificates are to be forwarded with this Letter of Transmittal or, unless an Agent's Message (as defined below) is utilized, if delivery of the Shares is to be made by book-entry transfer to the account maintained by LaSalle Bank, National Association (the "Depositary") at the Depository Trust Company (the "Book-Entry Transfer Facility") as described in Section 3 of the Offer to Purchase. Holders whose Certificates are not immediately available or who cannot deliver their Certificates for their confirmation of the book-entry transfer of their Shares into the Depositary's account at the Book-Entry Transfer Facility ("Book-Entry Confirmation") on or before the Expiration Date (as defined in the Offer to Purchase) may use the guaranteed delivery procedure described in Section 3 of the Offer to Purchase to tender their Shares. See Instruction 2. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

   [_] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

  Name of Tendering Institution: _________________________________
  Account Number: ________________________________________________
  Transaction Code Number: _______________________________________

   [_] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
FOLLOWING:

  Name(s) of Registered Holder(s): _______________________________
  Window Ticket Number (if any): _________________________________
  Date of Execution of Notice of Guaranteed Delivery: ____________ Name of Institution which Guaranteed Delivery: _________________ If Delivered by Book-Entry Transfer to the Book-Entry Transfer
  Facility:
  Account Number: ________________________________________________
  Transaction Code Number: _______________________________________

BY EXECUTING AND DELIVERING THIS LETTER OF TRANSMITTAL THE UNDERSIGNED ACKNOWLEDGES THAT IT IS TENDERING ALL SHARES REFERENCED IN THIS LETTER OF TRANSMITTAL INCLUDING ALL OF THE ASSOCIATED RIGHTS.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

   The undersigned hereby tenders to KKTY Holding Company, L.L.C., a Delaware limited liability company ("Purchaser"), the above described shares of common stock, $1.00 par value per share (the "Common Stock"), including their respective associated Common Stock purchase rights (the "Rights" and together with the Common Stock, the "Shares"), of Katy Industries, Inc., a Delaware corporation (the "Company"), in response to Purchaser's offer to purchase up to 2,500,000, but not less than 2,000,000, Shares at a price of $8.00 net per Share, without interest thereon, upon the terms and subject to the conditions set forth in the Offer to Purchase dated April 25, 2001 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the "Offer").

   The Offer is being made pursuant to a Preferred Stock Purchase and Recapitalization Agreement, dated as of March 29, 2001, (the "Recapitalization Agreement"), by and between Purchaser and the Company. Subject to, and effective upon, acceptance of the Shares tendered with this Letter of Transmittal for payment in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms or conditions of any such extension or amendment) the undersigned hereby sells, assigns, and transfers to, or upon the order of, Purchaser, all right, title and interest in and to all the Shares that are being tendered with this Letter of Transmittal and any dividends, distributions, rights or other Shares or other securities issued or issuable in respect of such Shares on or after the date the Offer is commenced (collectively, the "Distributions"), and irrevocably constitutes and appoints the Depositary the true and lawful agent, and attorney-in-fact of the undersigned with respect to those Shares with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver Certificates for the Shares or transfer ownership of the Shares on the account books maintained by the Book-Entry Transfer Facility, together in either case with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser upon receipt by the Depositary, as the undersigned's agent, of the purchase price (adjusted, if appropriate, as provided in the Offer to Purchase), (b) present those Shares for transfer on the books of the Company and (c) otherwise exercise all rights of beneficial ownership of such Shares all in accordance with the terms and subject to the conditions of the Offer.

   The undersigned irrevocably appoints Purchaser, its officers and its designees, and each of them, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to the full extent of the undersigned's rights with respect to all Shares tendered hereby and accepted for payment and paid for by Purchaser, including, without limitation, to vote in such manner as each such attorney-in-fact and proxy or his or its substitute, in his or its sole discretion deems proper, and otherwise act (including acting by written consent without a meeting) with respect to, all of the Shares tendered by this Letter of Transmittal which have been accepted for payment by Purchaser prior to the time of the vote or action. This proxy is irrevocable, coupled with an interest, and is granted in consideration of, and is effective upon, the deposit by Purchaser with the Depositary of the purchase price for the Shares to which it relates, and acceptance of those Shares for payment, in accordance with the terms of the Offer. Acceptance for payment will revoke all prior proxies granted by the undersigned with regard to those Shares and the undersigned will not give any subsequent proxies, powers of attorney or consents, with respect to those Shares (and, if given, will not be deemed effective). The undersigned understands that Purchaser reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon Purchaser's acceptance for payment of such Shares, Purchaser is able to exercise full voting, consent and other rights with respect to such Shares, including voting at any meeting of the Company's stockholders.

   The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered by this Letter of Transmittal and that, when those Shares are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title to the Shares, free and clear of all liens, restrictions, charges, encumbrances (including irrevocable proxies) or adverse claims. The undersigned, upon request, will execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered by this Letter of Transmittal to Purchaser. In addition, the undersigned shall promptly remit and transfer to the Depositary, for the account of Purchaser, any and all Distributions issued to the undersigned on or after April 25, 2001, in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be, subject to applicable law, entitled to all rights and privileges as owner of any such Distributions and may withhold the entire purchase price or deduct from the purchase price the amount of value thereof, as determined by Purchaser in its sole discretion.

   The authority conferred or agreed to be conferred in this Letter of Transmittal will not be affected by, and will survive, the death or incapacity of the undersigned, and any obligation of the undersigned under this Letter of Transmittal or otherwise resulting from the tender of the Shares to which this Letter of Transmittal relates will be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender made by this Letter of Transmittal is irrevocable.

   The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions to this Letter of Transmittal will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment). Without limiting the foregoing, if the price to be paid in the Offer is amended in accordance with the Recapitalization Agreement, the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated in this Letter of Transmittal. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, Purchaser may not be required to accept for payment any of the Shares tendered hereby.

   Unless otherwise indicated in the box below captioned "Special Payment Instructions," please issue the check for the purchase price of the Shares tendered by this Letter of Transmittal, and issue or return a Certificate for any Shares represented by Certificates accompanying this Letter of Transmittal which are not being tendered, or are not accepted for payment, in the name(s) of the undersigned. Similarly, unless otherwise indicated in the box below captioned "Special Delivery Instructions," please mail the check for the purchase price and deliver Certificates representing any Shares which are not being tendered or are not accepted for payment (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature. If both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price and Certificates for any Shares which are not being tendered, or are not accepted for payment, in the name of, and deliver the check and Certificates, or confirmation of transfer of the Shares at the Book-Entry Transfer Facility, to the person or persons indicated. Stockholders delivering Shares by book-entry transfer may request that any Shares not accepted for payment be returned by crediting an account at the Book-Entry Transfer Facility, by making an appropriate entry under "Special Payment Instructions." The undersigned recognizes that Purchaser has no obligation pursuant to the Special Payment Instructions or otherwise to transfer any tendered Shares which are not accepted for payment from the name of the registered holder of the Shares to the name of another person.

   Upon the terms and subject to the conditions of the Offer, if more than 2,500,000 Shares are validly tendered and not properly withdrawn prior to the Expiration Date (as defined in the Offer to Purchase), Purchaser will accept for payment and pay for only 2,500,000 Shares on a pro rata basis (with appropriate adjustments to avoid the purchase of fractional Shares) from each Holder who has validly tendered Shares in the Offer based on the number of Shares properly tendered by each Holder prior to the Expiration Date (as defined in the Offer to Purchase) and not properly withdrawn. In the event that proration of tendered Shares is required, Purchaser shall determine the proration factor as soon as practicable following the Expiration Date (as defined in the Offer to Purchase). Because of the difficulty of determining the precise number of Shares validly tendered and not properly withdrawn prior to the Expiration Date (due in part to the guaranteed delivery procedures described in Section 3 of the Offer to Purchase), Purchaser does not expect that it will be able to announce the final results of such proration or pay for any Shares until approximately four New York Stock Exchange ("NYSE") trading days after the Expiration Date (as defined in the Offer to Purchase). Holders may obtain such preliminary information from Innisfree M&A Incorporated and may be able to obtain such information from their broker.

 SPECIAL PAYMENT INSTRUCTIONS (See           SPECIAL DELIVERY INSTRUCTIONS
    Instructions 1, 5, 6 and 7)             (See Instructions 1, 5, 6 and 7)


  To be completed ONLY if Certifi-          To be completed ONLY if Certifi-
 cates for Shares which were not           cates for Shares which were not
 tendered or were not purchased            tendered or were not purchased
 and the check for the purchase            and the check for the purchase
 price of Shares purchased (less           price of Shares purchased (less
 the amount of any federal income          the amount of any federal income
 and backup withholding tax re-            and backup withholding tax re-
 quired to be withheld) are to be          quired to be withheld) are to be
 issued in the name of someone             mailed to someone other than the
 other than the undersigned, or if         undersigned or to the undersigned
 Shares delivered by book-entry            at an address other than that
 which are not purchased are to be         shown below the undersigned's
 returned by credit to an account          signature(s):
 maintained at a Book-Entry Trans-
 fer Facility other than that des-
 ignated above:

                                           Mail: [_] Check    [_] Certificate(s)
                                           to:


 Issue: [_] Check    [_] Certificate(s)    Name______________________________
 to:                                                 (Please Print)

                                           Address __________________________
 Name _____________________________

           (Please Print)                  __________________________________
 Address __________________________                    (Zip Code)


 __________________________________
             (Zip Code)

 __________________________________
    (Taxpayer Identification or
      Social Security Number)

 [_] Credit unpurchased Shares de-
   livered by book- entry transfer
   to the Book-Entry Transfer Fa-
   cility account set forth below:

 ----------------------------------
          (Account Number)

                                   SIGN HERE
                     (PLEASE COMPLETE SUBSTITUTE FORM W-9)

 ....................................................

 ....................................................
             (Signature(s) of Owners(s))
 Dated: ........................................ 2001

 (Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)


 Name(s).............................................

 ......................................................
                      (Please Print)

 Capacity (full title)...............................

 Address.............................................

 ......................................................
                   (Include Zip Code)

 Area Code and Telephone Number......................

 Tax Identification Number or
 Social Security Number..............................

      COMPLETE SUBSTITUTE FORM W-9 ON NEXT PAGE

              Guarantee of Signature(s)
       (If required; see Instructions 1 and 5)

 Authorized Signature................................

 Name(s).............................................

 Name of Firm........................................

 Address.............................................

 Area Code and Telephone Number......................

 Dated: ........................................ 2001

                   PAYER: LASALLE BANK NATIONAL ASSOCIATION

-------------------------------------------------------------------------------
         Name ___________________________________________________
         Address ________________________________________________
         ________________________________________________________
         ________________________________________________________
               (City)             (State)        (Zip Code)
-------------------------------------------------------------------------------
            Part I-TAXPAYER IDENTIFICATION NUMBER--FOR  Social Security Number
            ALL ACCOUNTS Enter your Taxpayer Identifi-        or Employer
SUBSTITUTE  cation Number in the appropriate box. For    identification number
            most individuals and sole proprietors,
Form W-9    this is your Social Security Number. For    ----------------------
Department  other entities, it is your Employer Iden-
of the      tification Number. If you do not have a
Treasury    number, see "Obtaining a Number" in the
Internal    enclosed GUIDELINES FOR CERTIFICATION OF
Revenue     TAXPAYER IDENTIFICATION NUMBER ON SUBSTI-
Service     TUTE FORM W-9 ("GUIDELINES").
            Note: If the account is in more than one
            name, see the chart on page 1 of the en-
            closed GUIDELINES to determine what number
            to enter.
--------------------------------------------------------------
Payer's     Part II-FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING PLEASE
Request     WRITE "EXEMPT" HERE (SEE ENCLOSED GUIDELINES)______________
for         Certification-Under penalty of perjury, I certify that:
Taxpayer
Identifi-
cation
Number
("TIN")     (1) The number shown on this form is my correct Taxpayer
                Identification Number (or I am waiting for a number to be issued for me);
            (2) I am not subject to backup withholding either because
                (a) I am exempt from backup withholding, or (b) I have
                not been notified by the Internal Revenue Service ("IRS")
                that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the
                IRS has notified me that I am no longer subject to backup withholding; and
            (3) Any information provided on this form is true, correct and complete.
                Certification Instructions-You must cross out item (2)
                above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return and you have not received a notice from the IRS advising
                you that backup withholding has terminated.
            --------------------------------------------------------------
                                                       Part III--Please
                                                       check the box at
                                                       right if you have
                                                       applied for, and
                                                       are awaiting
                                                       receipt of, or
                                                       intend to apply
                                                       for, your taxpayer
                                                       identification
                                                       number (right arrow) [_]

            SIGNATURE .................  DATE ........
--------------------------------------------------------------------------------

      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING YOUR
      TIN.

--------------------------------------------------------------------------------

            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

 I certify under penalty of perjury that a Taxpayer Identification Number has not been issued to me, and either (1) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

 Signature ............................................... Date .........

--------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLD-
      ING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE RE-VIEW THE ENCLOSED GUIDELINES FOR ADDITIONAL DETAILS.

                                 INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

   1. Signature Guarantee. All signatures on a Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (each an "Eligible Institution"), unless the Shares tendered thereby are delivered (i) by the registered holder(s) (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) of Shares who has not completed the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" on the Letter of Transmittal or (ii) for the account of an Eligible Institution.

   If a Certificate is registered in the name of a person other than the signer of the Letter of Transmittal, or if payment is to be made, or a Certificate representing Shares not accepted for payment or not tendered is to be returned to a person other than the registered holder(s), then the Certificate must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the Certificate, with the signature(s) on such Certificate or stock powers guaranteed as described above.

   2. Requirements of Delivery of Letter of Transmittal and Certificates. This Letter of Transmittal is to be completed by Holders if Certificates evidencing Shares are being forwarded with it, or unless an Agent's Message (as defined below) is utilized, if tenders of Shares are being made in accordance with the procedures for delivery by book-entry transfer set forth in Section 3 of the Offer to Purchase. For Holders to validly tender Shares pursuant to the Offer, either (a) a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), with any required signature guarantees and any other required documents, or an Agent's Message in the case of a book-entry delivery, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date and either (i) Certificates for tendered Shares must be received by the Depositary at one of such addresses prior to the Expiration Date or (ii) Shares must be delivered pursuant to the procedures for book-entry transfer set forth in Section 3 of the Offer to Purchase and a Book-Entry Confirmation confirming book-entry transfer of Shares to an account of the Depositary must be received by the Depositary prior to the Expiration Date or (b) the tendering Holders must comply with the guaranteed delivery procedures set forth below and in Section 3 of the Offer to Purchase.

   Holders whose certificates for Shares are not immediately available, or who cannot deliver their Certificates and all other required documents to the Depositary, or who cannot deliver Book-Entry Confirmation of a book entry transfer of the Shares to the Depositary on or prior to the Expiration Date, may tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery in accordance with the guaranteed delivery procedure described in Section 3 of the Offer to Purchase. Pursuant to that procedure,
(i) the tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Purchaser, must be received by the Depositary prior to the Expiration Date and (iii) the Certificates for all physically tendered Shares, or Book-Entry Confirmation of Shares tendered by book-entry transfer, as the case may be, together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile of one), with any required signature guarantees, or an Agent's Message in the case of book-entry delivery, and any other documents required by this Letter of Transmittal, must be received by the Depositary within three NYSE trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase. If Certificates for Shares are forwarded separately to the Depositary, a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile of one) must accompany each such delivery.

   The term "Agent's Message" means a message transmitted by a Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, which states that such Book-Entry

Transfer Facility has received an express acknowledgement from the participant in such Book-Entry Transfer Facility tendering the Shares that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that Purchaser may enforce such agreement against the participant.

   THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE CERTIFICATES FOR SHARES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING HOLDER (INCLUDING, IN THE CASE OF BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION) AND, EXCEPT AS OTHERWISE PROVIDED IN THIS INSTRUCTION 2, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

   No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased (unless you are tendering all of the Shares you own). All tendering Holders, by execution of this Letter of Transmittal (or facsimile of it), waive any right to receive any notice of the acceptance of their Shares for payment.

   3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares being tendered and any other required information should be listed on a separate signed schedule attached hereto.

   4. Partial Tenders. (Not Applicable to Holders Who Tendered by Book-Entry Transfer). If fewer than all the Shares evidenced by a Certificate delivered to the Depositary are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such a case, new Certificate(s) for the remainder of the Shares that were evidenced by your old Certificate(s), but were not tendered by you, will be sent to you, unless otherwise provided in the appropriate box entitled "Special Payment Instructions" or "Special Delivery Instructions" on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

   5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered Holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever.

   If any of the tendered Shares are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

   If any of the tendered Shares are registered in different names on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Certificates. To obtain additional Letters of Transmittal, you may either make a photocopy of this Letter of Transmittal or call Innisfree M&A Incorporated at the phone number included on the back cover of this Letter of Transmittal.

   If this Letter of Transmittal or any Certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Purchaser of their authority so to act must be submitted.

   If this Letter of Transmittal is signed by the registered Holder(s) of the Shares being tendered hereby, no endorsements of certificates or separate stock powers are required, unless payment is to be made or Certificates for Shares which are not tendered or purchased are to be issued to a person other than the registered holder(s), in which case endorsements of Certificates or stock powers are required and the signatures on such Certificates or stock powers must be guaranteed by an Eligible Institution.

   If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Shares being tendered, the Certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered owner(s) appear(s) on the Certificate(s) for such Shares. Signatures on such Certificates or stock powers must be guaranteed by an Eligible Institution.

   6. Transfer Taxes. Except as set forth in this Instruction 6, Purchaser will pay or cause to be paid any transfer taxes required to be paid by it with respect to the transfer and sale to Purchaser of Shares purchased pursuant to the Offer. If, however, payment of the purchase price is to be made to, or (in the circumstances permitted hereby) if Certificates for Shares which are not tendered or are not purchased are to be registered in the name of any person other than the registered holder(s), or if tendered Certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered holder(s) or such person) payable on account of the transfer to such person will not be the responsibility of Purchaser and may be deducted from the Purchase Price unless satisfactory evidence of the payment of such taxes or an exemption therefrom is substituted.

   EXCEPT AS OTHERWISE PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATE(S) LISTED IN THIS LETTER OF TRANSMITTAL.

   7. Special Payment and Delivery Instructions. If the check for the purchase price of any Shares tendered or Certificates for untendered or unpurchased Shares are to be issued in the name of a person other than the person(s) signing this Letter of Transmittal or if the check is to be mailed or Certificates to be returned to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Holders tendering Shares by book-entry transfer may request that any Shares which are not tendered or purchased be credited to an account maintained at the Book-Entry Transfer Facility which the Holder designates. If no such instructions are given, Shares tendered by book-entry transfer which are not tendered or purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above.

   8. Substitute Form W-9. Each tendering Holder who does not otherwise establish to the satisfaction of the Depositary an exemption from backup federal income tax withholding is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN"), generally the Holder's Social Security Number or federal Employer Identification Number, on Substitute Form W-9 above. Failure to provide the information on the form may subject the tendering Holder to 31% federal income tax withholding on the payment of the purchase price. If a Holder fails to provide the correct TIN to the Depositary, such Holder may be subject to a $50 penalty imposed by the Internal Revenue Service.

   Certain Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, the Holder must submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 for additional instructions.

   If backup withholding applies, the Depositary is required to withhold 31% of any such payments made to the Holder or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

   The box in Part III of the Substitute Form W-9 may be checked if the tendering Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part III is checked, the Holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number on the Substitute Form W-9 in order to avoid backup withholding. Notwithstanding that the box in Part III is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Depositary.

   The Holder is required to give the Depositary the Social Security Number or Employer Identification Number of the record owner of the Shares or of the last transferee appearing on the transfers attached to, or endorsed on, the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 for additional guidance on which number to report.

   9. Requests for Assistance or Additional Copies. Questions or requests for assistance may be directed to, or additional copies of the Offer to Purchase and this Letter of Transmittal, Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from, the Information Agent, the Depositary or the Dealer Manager at their respective addresses and telephone numbers set forth below or from brokers, dealers, commercial banks or trust companies.

   10. Lost, Destroyed or Stolen Certificates. If any Certificate evidencing Shares has been lost, destroyed or stolen, the Holder should promptly notify LaSalle Bank National Association, the transfer agent at (312) 904-2450. The Holder will then be instructed as to the steps that must be taken in order to replace the Certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed Certificates have been followed.

   11. Waiver of Conditions. The conditions of the Offer may be waived by Purchaser in whole or in part at any time and from time to time in its sole discretion, except where provided otherwise in the Offer and the Recapitalization Agreement.

   IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE HEREOF), TOGETHER WITH SHARE CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER OR A NOTICE OF GUARANTEED DELIVERY AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE.

   IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT THE DEPOSITARY AT THE ADDRESS AND TELEPHONE NUMBER ON THE FRONT OF THIS FORM.

                               ----------------

                    The Information Agent for the Offer is:

                     [LOGO OF INNISFREE M & A INCORPORATED]
                         501 Madison Avenue, 20th Floor
                               New York, NY 10022
         Banks and Brokerage Firms, Please Call Collect: (212)-750-5833
               Stockholders Please Call Toll Free: (888) 750-5834

                               ----------------

                      The Dealer Manager for the Offer is:

                         [LOGO OF BB&T CAPITAL MARKETS]
                              909 East Main Street
                               Richmond, VA 23219
                                 (804) 782-2005